[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.
Exhibit 10.8

AMENDMENT NO. 1 TO THE amended and restated CREDIT AGREEMENT
This AMENDMENT NO. 1 TO THE amended and restated CREDIT AGREEMENT, dated as of July 28, 2020 (this “Amendment”), is entered into by and among SUNRUN INC., a Delaware corporation (“Sunrun”), AEE SOLAR, INC., a California corporation (“AEE Solar”), SUNRUN SOUTH LLC, a Delaware limited liability company (“Sunrun South”), and SUNRUN INSTALLATION SERVICES INC., a Delaware corporation (“Sunrun Installation Services” and, together with Sunrun, AEE Solar and Sunrun South, each, a “Borrower” and, collectively, the “Borrowers”), CLEAN ENERGY EXPERTS, LLC, a California limited liability company (“CEE” and, together with the Borrowers, each, a “Loan Party” and, collectively, the “Loan Parties”), each of the Persons identified as a “Lender” on the signature pages hereto (each, a “Lender”), and KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrowers entered into the Credit Agreement, dated as of April 1, 2015 (as amended prior to November 12, 2019, the “Original Credit Agreement”), by and among the Borrowers, CLEAN ENERGY EXPERTS, LLC, a California limited liability company (“CEE” and, together with the Borrowers, each, a “Loan Party” and, collectively, the “Loan Parties”), the Lenders party thereto, Credit Suisse, AG, Cayman Islands Branch, as the Administrative Agent and SILICON VALLEY BANK, as the Collateral Agent (the “Collateral Agent”) and L/C Issuer;
WHEREAS, pursuant to that certain Resignation and Appointment of Administrative Agent, dated as of November 12, 2019, by and among Credit Suisse, AG, Cayman Islands Branch, as the resigning administrative agent, KeyBank National Association, as the successor administrative agent, the Borrowers, the Lenders party thereto and Silicon Valley Bank, as Collateral Agent and as the L/C Issuer, KeyBank National Association was appointed as Administrative Agent and accepted such appointment;
WHEREAS, pursuant to that certain Amendment No. 7 to the Credit Agreement, the Borrowers, CEE, the Lenders party thereto, the Collateral Agent and the Administrative Agent amended and restated the Original Credit Agreement in its entirety as set forth in Annex 1 to Amendment No. 7 (such Amended and Restated Credit Agreement, the “Credit Agreement”);
WHEREAS, pursuant to Section 11.01 of the Credit Agreement, no amendment to the Credit Agreement is effective unless executed by the Borrowers or the applicable Loan Party, as the case may be, and at least two (2) Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders and acknowledged by the Administrative Agent;
WHEREAS, the Required Lenders are a party to this Amendment;
WHEREAS, this Amendment is not otherwise prohibited by Section 11.01 of the Credit Agreement; and

WHEREAS, the Administrative Agent by execution of this Amendment is providing its acknowledgement required under Section 11.01 of the Credit Agreement;
NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE 1
DEFINITIONS
1.01Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
1.02Rules of Interpretation. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.
ARTICLE 2
AMENDMENTS; ACKNOWLEDGMENTS
2.01Amendment to Section 5.20(a) of the Credit Agreement. On the Amendment Effective Date, the last sentence of Section 5.20(a) of the Credit Agreement is amended in its entirety to read as follows:
“There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to the Equity Interests of any Loan Party (other than Sunrun), except as contemplated in connection with the Loan Documents.”
2.02Amendment to Section 7.03 of the Credit Agreement. On the Amendment Effective Date, Section 7.03 of the Credit Agreement shall be amended by deleting the word “and” at the end of clause (i) thereof, deleting “.” at the end of clause (j) thereof and replacing it with “; and” and adding the following clause (k) after clause (j):
“(k) Investments made with proceeds from substantially concurrent issuances of new Equity Interests in Sunrun in an aggregate amount not to exceed [***].”
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Each Loan Party represents and warrants to each of the Lenders and the Administrative Agent, on the date hereof, that the following statements are true and correct:
3.01Existence. Such Loan Party is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization.

3.02Power and Authority. Such Loan Party has the requisite power and authority to execute and deliver this Amendment.
3.03Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party. The applicable resolutions of such Loan Party authorize the execution, delivery and performance of this Amendment by such Loan Party and are in full force and effect without modification or amendment.
3.04Binding Obligation. This Amendment has been duly executed and delivered by such Loan Party, and this Amendment and the Credit Agreement, as amended by this Amendment, constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms of this Amendment and the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
3.05No Default or Event of Default. As of the date hereof, no event has occurred and is continuing or would result from the consummation of the amendments contemplated by this Amendment that would constitute a Default or an Event of Default.
3.06Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or any other Loan Document, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects, and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, on and as of the date hereof (or if such representations and warranties expressly relate to an earlier date, as of such earlier date), and the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.
3.07Material Adverse Effect. No Material Adverse Effect has occurred or is continuing since the date of the last audited financial statements furnished pursuant to Section 6.01(a) of the Credit Agreement.
ARTICLE 4
CONDITIONS PRECEDENT
4.01Conditions Precedent to Effectiveness. The amendments contained in Article 2 of this Amendment shall not be effective until the date (such date, the “Amendment Effective Date”) that the Administrative Agent shall have received copies of this Amendment executed by the Loan Parties and the Required Lenders, and acknowledged by the Administrative Agent.

ARTICLE 5
GENERAL PROVISIONS
5.01Notices. All notices and other communications given or made pursuant hereto shall be made as provided in the Credit Agreement.
5.02Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
5.03Headings. Section headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
5.04Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.
5.05Counterparts. This Amendment may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by all of the parties listed below. Each party to this Amendment represents and warrants to each of the other parties to this Amendment that it has the corporate or limited liability company capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
5.06Ratification. Except as amended hereby, the Credit Agreement and the other Loan Documents remain in full force and effect.
5.07Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Collateral Agent or an Arranger under the Credit Agreement or any other Loan Document. Nothing contained in this Amendment shall be construed as a substitution or novation of the obligations (including the Obligations) of the Loan Parties outstanding under the Credit Agreement or instruments securing or evidencing any of the Obligations, which shall continue and remain in full force and effect, except to the extent that the terms thereof are modified by this Amendment. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under the Credit Agreement or any other Loan Document.
5.08Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

5.09Costs and Expenses; Indemnification; Reimbursement. The parties hereto agree that this Amendment is subject to the costs and expenses, indemnification, reimbursement and related provisions set forth in Section 11.04 of the Credit Agreement.
5.10Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), (c) and (d) and 11.15 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.
5.11Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement, the Security Agreement and the other Loan Documents to which it is a party, and (b) agrees that all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Lenders.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWERS:	SUNRUN INC.,
a Delaware corporation

By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

AEE SOLAR, INC.,
a California corporation

By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

SUNRUN SOUTH LLC,
a Delaware limited liability company

By: /s/ Tom vonReichbauer
Name: Tom vonReichbauer
Title: Chief Financial Officer

SUNRUN INSTALLATION SERVICES INC.,
a Delaware corporation

By: /s/ Jeanna Steele
Name: Jeanna Steele
Title: Secretary

GUARANTOR:	CLEAN ENERGY EXPERTS, LLC,
a California limited liability company

By: /s/ Lynn Jurich
Name: Lynn Jurich
Title: President
[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By: /s/ Richard Gerling
Name: Richard Gerling
Title: Senior Vice President
[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

SILICON VALLEY BANK,
as a Lender

By: /s/ Jackson Morrow
Name: Jackson Morrow
Title: Vice President
[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By: /s/ Marisa Moss
Name: Marisa Moss
Title: Vice President
[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory
[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory
[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

NY GREEN BANK,
a division of the New York State Energy Research & Development Authority,
as a Lender

By: /s/ Alfred Griffin
Name: Alfred Griffin
Title: President
[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ Jeremy Eisman
Name: Jeremy Eisman
Title: Managing Director

By: /s/ Kyle Hatzes
Name: Kyle Hatzes
Title: Director
[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]